ASSET SERVICING EXTENSION AGREEMENT

WHEREAS, DVL, Inc., a Delaware corporation ("DVL"), Professional Services Corporation ("PSC"), K.M. Realty Corporation ("KMR") and NPO Management, LLC ("NPO") did enter into an Asset Servicing Agreement dated March 27, 1996 (the "Agreement"), and;

WHEREAS, DVL, PSC, KMR and NPO did agree to extend the term of the Agreement for an additional five (5) year period beginning April 1, 2003 and extending to March 31, 2008, and;

WHEREAS, the aforementioned parties having agree to extend the Agreement inadvertently did not execute an extension agreement

NOW, THEREFORE, the aforementioned parties do hereby execute an extension agreement pursuant to which the term of the Agreement is hereby modified to change the termination date to March 31, 2008.

All other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and affirmed.

DVL, Inc.

By: ______________________

Jay Thailer,
Executive Vice President

Professional Service Corporation, Inc.

By: ______________________

Jay Thailer,
Vice President

K.M. Realty Corporation

By: ______________________

Alan Casnoff,
Executive Vice President

NPO Management, LLC

By: Pembroke Companies, Inc., member

By: ______________________

Lawrence J. Cohen,
President